SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 28, 1999

                        Oakwood Mortgage Investors, Inc.
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               (Exact name of registrant as specified in charter)

               Nevada                333-72621            88-0396566
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        (State or other jurisdiction  (Commission           (IRS Employer
         of incorporation)            File Number)       Identification No.)

         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056

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         (Former name or former address, if changed since last report.)


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Item 5.           Other Events.

              On May 28, 1999, Oakwood Mortgage Investors, Inc., a North Carolina corporation (the "Predecessor") merged with and into Oakwood Mortgage Investors, Inc., a Nevada corporation (the "Successor"). Pursuant to this merger, the Registrant amended various Pooling and Servicing Agreements, each by and among the Predecessor, Oakwood Acceptance Corporation ("OAC"), as servicer, and, in the case of certain of the Pooling and Servicing Agreements, The Bank of New York ("BONY"), as trustee, and, in the case of certain of the Pooling and Servicing Agreements, Chase Manhattan Trust Company, National Association (successor to PNC Bank, National Association) ("Chase"), as trustee. The amendments of the Pooling and Servicing Agreements are set forth in two Assumption and Assignment Agreements, each dated May 28, 1999, one among the Registrant, OAC, and BONY, as trustee, and the other among the Registrant, OAC and Chase, as trustee. Furthermore, on June 1, 1999 the Registrant amended and restated each of its articles of incorporation and by-laws pursuant to resolutions approved by each member of the board of directors and the sole shareholder.

Item 7.      Financial Statements, PRO FORMA Financial Information and Exhibits.

      Exhibits

      2.1 Plan of Merger, dated May 28, 1999, by and between Oakwood Mortgage Investors, Inc., a North Carolina corporation, and Oakwood Mortgage Investors, Inc., a Nevada corporation.

      3.1     Amended and Restated Articles of Incorporation of the Registrant.

      3.2     Amended and Restated Bylaws of the Registrant.

      4.1 Assumption and Amendment Agreement, dated May 28, 1999, to Pooling and Servicing Agreements dated as of October 1, 1995, February 1, 1996, July 1, 1996, October 1, 1996, February 1, 1997, May 1,
              1997, August 1, 1997, November 1, 1997, February 1, 1998, May 1,
              1998, August 1, 1998, October 1, 1998, January 1, 1999 and April 1, 1999, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association.

      4.2 Assumption and Amendment Agreement, dated May 28, 1999, to Pooling and Servicing Agreements dated as of November 1, 1994 and June 1, 1995, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and The Bank of New York.


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

                                   Signatures

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      May 28, 1999                                   OAKWOOD MORTGAGE
                                                      INVESTORS, INC.

                                                     By: /s/ Dennis W. Hazelrigg
                                                        ------------------------
                                                     Name:  Dennis W. Hazelrigg
                                                     Title:  President


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

                                INDEX TO EXHIBITS

      2.1 Plan of Merger, dated May 28, 1999, by and between Oakwood Mortgage Investors, Inc., a North Carolina corporation, and Oakwood Mortgage Investors, Inc., a Nevada corporation.

      3.1      Amended and Restated Articles of Incorporation of the Registrant.

      3.2      Amended and Restated Bylaws of the Registrant.

      4.1 Assumption and Amendment Agreement, dated May 28, 1999, to Pooling and Servicing Agreements dated as of October 1, 1995, February 1, 1996, July 1, 1996, October 1, 1996, February 1, 1997, May 1, 1997, August 1, 1997, November 1, 1997, February
               1, 1998, May 1, 1998, August 1, 1998, October 1, 1998, January
               1, 1999 and April 1, 1999, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association.

      4.2 Assumption and Amendment Agreement, dated May 28, 1999, to Pooling and Servicing Agreements dated as of November 1, 1994 and June 1, 1995, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and The Bank of New York.


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